Servicing the food
industry
Investor Presentation
April 9, 2007

Forward-Looking Language
This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,” “should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in such forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Over a century old,
Darling International Inc.
is America’s leading provider of
rendering, recycling and recovery
solutions to the nation’s food industry.

Darling at a Glance
◆
Founded in 1882; public since 1994
◆
125 years old
◆
Corporate headquarters in
Irving, Texas
◆
77 locations across the US
◆
1,850 employees nationwide
◆
Fleet of approximately 1,000 trucks and
tractor-trailers
◆
AMEX: DAR
◆
Financial metrics:
–
$500 million market capitalization
–
$500 million of annual revenues
–
$50 million, $57 million and $74 million of
EBITDA, respectively, for 2006, 2005 and 2004

Raw Material
Meat & Bone Meal
Tallow
Livestock Feed
Poultry Feed
Pet Food
Hides
Soap
Linoleic Acid
Leather
Shoes
Garments
Upholstery
Oleic Acid
Glycerine
Stearic Acid
Esters
Lubricants
Paints
Lubricants
Textiles
Shampoo
Emulsifiers
Cleansing
Creams
Inks
Glues
Solvents
Antifreeze
Explosives
Rubber
Tires
Lubricants
Esters

Industry Overview
◆
Over 50 billion pounds of inedible by-products generated annually from meat packers, poultry processors and retail food stores
◆
Animal and food by-product recycling industry is “mission critical” in food supply chain and is most efficient and environmentally sound disposal alternative

Creating value by leveraging our core competencies in
collection, processing and marketing
Industry Leader
◆
Largest and only publicly-traded US provider of rendering, recycling and recovery solutions
◆
Only rendering company with national footprint
–
Network of 39 processing facilities from coast to coast
–
Supported by 38 reload/transfer stations
◆
Established “fee for service” business model in 1999
◆
Exports finished goods to over 35 countries
◆
Loyal relationships with suppliers and reputation for outstanding and reliable service
◆
Experienced management team

Committed to driving growth and delivering value to our stockholders
Darling’s Value Proposition
◆
Unmatched capabilities and breadth of service offerings
◆
Diversified business model
◆
Healthy capital structure with attractive asset and debt mix
◆
Uniquely positioned to capitalize on favorable market and regulatory trends
–
Increasing government regulation of waste disposal
–
Projected growth in restaurant services
–
Emergence of renewable fuels market

Business Segments
◆
Rendering
◆
Restaurant Services

Purchase and Collection
Pricing
Marketing,
Sales and
Distribution
Darling operates a fleet of approx 1,000 trucks to collect raw materials from approx 115,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide
“Formula” basis: Applied to approx 55% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge
“Non-formula” basis: Applied to remaining volume;suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
Darling markets finished products worldwide. Primarily BFT and YG, and MBM, a protein; oils used in pet food, animal feed, soaps; oleo-chemical producers use oils as feed stocks to produce ingredients for paint, rubber, paper, concrete, plastics; MBM is used as high protein additives in pet food and animal feed

Rendering Overview

Macro Factors Impacting Performance
◆
Raw material supply
–
Fluctuations in demand for proteins
–
Trade constraints
◆
Finished product prices
◆
Energy costs

Greater scale, industry expertise and management talent
will drive improved operating efficiencies
and growth opportunities
NBP Acquisition Highlights
◆
On May 15, 2006, Darling completed its acquisition of National By-Products (NBP), a top-five US independent rendering company based in Des Moines, IA
◆
Key benefits from transaction include:
–
Expanded network of facilities, particularly in the Midwest
–
Greater customer and business diversification
–
Broader bench of senior management talent

San Francisco
Tacoma
Boise
Fresno
Las Vegas
Dallas
Tulsa
Kansas City
    (3+ hides
St. Louis
Blue Earth
Newark
Jacksonville
Detroit
Los Angeles
Chicago
Tampa
Sioux
   City
Turlock
Houston(2)
Wahoo
Coldwater
San Antonio
Portland
Cleveland
Cincinnati
Pittsburgh
San Diego
Alma
Santa Ana
Ft. Lauderdale
Zanesville
Grand Island◆
Denver(2)
   Little Rock
Wichita
Mason City
Des Moines
Clinton
Berlin

Lynn
Center
◆Waterloo
Indianapolis
Garden City◆
(4)
Omaha

   Darling Facilities
◆
Blending
Pet Food Processing
Trap  Services
Grease Processing/Collection
Core Rendering Activity
    Buffalo
    Philadelphia
    Twin Falls
Processing Facilities and Serviced Areas

Smooth and Successful Integration
✓
Implemented operational best practices
✓
Completed route optimization
✓
Redirected raw material
✓
Closed non-essential facilities
✓
Administrative improvements on-going

$500,000
$400,000
$300,000
$200,000
$100,000
$352,849
356,825
415,674
399,464
380,512
352,079
2001
2002
2003
2004
2005
2006
DAR & NBP Combined

Millions
R E N D E R I N G R E V E N U E S
Rendering Revenues

CLEANSTAR

TORVAC

Division of Divino International Inc.

CAR SM

COOKING OIL REMOVAL

Only US provider of collection, storage, transport, and
recycling of old grease on a national scale
◆
Grease trap maintenance and cleaning service
–
Operates in 20 markets
–
Customers represent FSEs, malls
and industrial food processors
◆
Premium service offered in conjunction with COR
–
Self-contained used cooking oil
storage system inside or outside
customer’s premises
Restaurant Services Overview
◆
Basic cooking oil removal (COR) service
–
Collection of used cooking oil from
inside systems or outside corrals

Locked Valve
Darling
Collection
Vehicle
CleanStar
Fryers
CLEANSTAR

CleanStar
◆
Environmentally safe and efficient –
Used cooking oil is pumped directly into sealed, insulated
CleanStar storage tank with press of button
◆
Customer choice –
Option of inside or outside storage systems to fit customer
needs

Torvac  (Trap)
◆
Ongoing maintenance –Provides manpower,
equipment and expertise to
find and fix grease trap
problems
◆
Compliance – Removed
material is tracked and
handled in a legal and
environmentally sound
manner

Cooking Oil Removal (COR)
◆
Bundled services –
Complete, individualized
used cooking oil collection and
recycling services nationwide
through local providers
◆
Environmental compliance –Efficient, reliable pickup and
disposal of non-recyclable
waste

$160,000
$120,000
$80,000
$40,000
$0
$61,649
85,002
109,078
119,091
116,527
127,979
2001
2002
2003
2004
2005
2006

Millions
Restaurant Services Revenues

Service areas
encompass
most major
metropolitan
areas in US
Adoption of stringent
ordinances to
regulate
disposal of
used cooking
oil and
animal waste
Large national
chains
prefer to
deal with
fewer
suppliers
Superior
quality and
service
Multiple service
offerings
(Trap &
COR)
LOCATION
LEGISLATION
REACH
BUNDLING
REPUTATION
Key Growth Drivers

Renewable Fuels
◆
The market
–
US consumption of over-the-road diesel is over 60 billion gallons annually
◆
The current environment
–
Growing consumer demand for affordable alternatives to petroleum-based fuel product
◆
The business
–
Since 2001, bio-diesel consumption in US grew from virtually zero to 250 million gallons in 2006
–
By 2010, bio-diesel consumption is estimated to reach over 1 billion gallons

Access to large, stable supply of raw materials is a key competitive advantage
The Opportunity
◆
Darling is uniquely positioned to capitalize on emerging bio-diesel opportunity
–
Animal fats have historically traded at a discount to vegetable oils
–
Largest producer of animal fat and used cooking oil in the country

Name	Position	Biography
Randall Stuewe	Chairman and Chief Executive Officer
Chairman and CEO since February 2003.  EVP at ConAgra Foods from 1996 to 1999; President of Gilroy Foods from 2000 to 2003; prior to that spent 12 years in management, sales and trading positions at Cargill

John Muse	Executive Vice President – Finance and Administration
EVP – Finance and Administration since February 2000. Darling’s VP and CFO from 1997 to 2000; VP and General Manager at Consolidated Nutrition from 1994 to 1997; VP of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland Company, serves on FM Global advisory board.

Neil Katchen	Executive Vice President – Chief Operating Officer	EVP – Operations since November 2001. VP of Darling’s Eastern Region from 1997 to 2001; General Manager of Darling’s Newark, NJ facility from 1990 to 1997.
Mark Myers	Executive Vice President – Chief Operating Officer
EVP – Operations since May 2006.  President and CEO of National By-Products from 2001 to 2006; COO from 1999 to 2001; Regional manager from 1997 to 1999; held several other positions at NBP from 1970 to 1998.

Robert Seemann	Executive Vice President – Sales and Services
EVP – Sales and Services since August 2004. VP of International and Foodservice of ConAgra Food Ingredients from 2003 to 2004; VP Sales and Marketing of Gilroy Foods, a division of ConAgra from 2001 to 2003; EVP of Lamb Weston, a division of ConAgra from 1999 to 2001.

Strong & Experienced Management Team

$80,000
$60,000
$40,000
$20,000
$0
$47,061
61,124
68,267
73,985
57,495
49,931
2001
2002
2003
2004
2005
2006
DAR & NBP Combined

Millions
Operating Cash Flows

Market
leader
National
footprint
Unmatched
capabilities
and service
offerings
Experienced
leadership
team
Favorable
industry
trends
Healthy
capital
structure
Diversified
business
model
...to drive growth and
shareholder value
Leveraging our
strengths...
Well Positioned for Success

Servicing
the food
industry